UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2024

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
1044 North U.S. Highway One, Suite 201 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2024, Dyadic International, Inc. (“Dyadic”) entered into a License and Development Agreement (the “Agreement”) with Proliant Biologicals, LLC d/b/a Proliant Health and Biologicals (“Proliant”), pursuant to which Proliant will license Dyadic’s proprietary fungal microbial expression and production platforms and microbial strains from Dyadic for the production of recombinant serum albumin. Under the terms of the Agreement, Dyadic will receive an initial upfront payment of $500,000. Dyadic will receive a second payment of $500,000 upon the completion of the transfer of a Production Strain (as defined in the Agreement.) Dyadic will receive a final payment of $500,000 upon the meeting of a certain productivity threshold. Dyadic also will receive a share of the profits received by Proliant from the sale of animal-free recombinant serum albumin products produced pursuant to the Agreement. The foregoing description of the Agreement is only a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 28, 2024, Dyadic issued a press release related to the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, other than the third and fourth paragraphs of the press release.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description

10.1(1)	License and Development Agreement between Dyadic International, Inc. and Proliant Biologicals, LLC d/b/a Proliant Health and Biologicals, dated June 27, 2024.
99.1	Dyadic International, Inc. Press Release Dated June 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 02, 2024

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer